EXHIBIT 4(II)


Number                                                                   Shares
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                                                                         CUSIP

                                  MENTOR FUNDS             See reverse side for
                                                           certain definitions
                                 [NAME OF FUND]

                              Institutional Shares


         This  certifies  that [                 ] is  the  owner  of
Institutional Shares of beneficial interest in the above named Fund, a series of shares of beneficial interest of MENTOR FUNDS, fully paid and non-assessable, the said Shares being issued, received, and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated January 20, 1992, establishing MENTOR FUNDS and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts and the Trust's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trust properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Trustees of MENTOR FUNDS have caused this certificate to be signed by its duly authorized officers and the seal of the Trust to be affixed hereto.

Countersigned and Registered,          Dated:

Transfer Agent and Registrar


--------------------------             -----------------         ---------------
Authorized Signature                   President                 Treasurer

         The following abbreviations, when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN IN COM                    As tenants in common

TEN ENT                       As tenants by the entireties
JT TEN                        As joint tenants, with rights of
                              survivorship and not as tenants
                              in common

UNIF GIFT MIN ACT             Under Uniform Gifts to Minors Act


Additional abbreviations may also be used though not in the above list.

                                   Assignment

For value received, I/We hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

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(____________________________)  Shares,  represented by the within  Certificate,
and      do      hereby       irrevocably       constitute      and      appoint
(________________________________) attorney to transfer the said Shares on the books of the within-named Trust with full power of substitution in the premises.

Dated ___________________, 19__                 Signature(s)

Signature Guaranteed By                         (THE SIGNATURE TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN UPON THE
                                                FACE OF THIS CERTIFICATE IN
                                                EVERY PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT OR ANY
                                                CHANGE WHATSOEVER.)

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